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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2011

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                    PO Box 335, Dargaville, New Zealand 0340
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 903-3368

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

PivX Solutions, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.

PivX Solutions, Inc. today announced that it has adopted a new corporate name, 3Me, Inc. and the company is declaring a stock dividend to spin-out one of its successful brands as a new independent entity, Homeland Forensics, Inc.

A change of management has also been announced, in connection with the spin-out of Homeland Forensics, Inc. the Company's current Chief Financial officer, Wen Peng, will become Chairman and CEO of PivX Solutions. The current Chairman and CEO, Jason Coombs, will remain a Director of the Company and will also become CEO and Chairman of the new Homeland Forensics, Inc. spin-out company.

PivX Solutions is filing and publishing the attached press release to ensure that investors and other interested parties are informed in a consistent and fair manner about the Company's ongoing business development activities.


Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. Press Release

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2011

                                   PivX Solutions, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer
                                       and Secretary

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EXHIBIT 1

Press Release

Newport Beach, CA: March 3, 2011, PivX Solutions, Inc (Pink Sheets: PIVX) today announced that its Board of Directors and shareholders have approved a resolution to change the company's name to 3Me, Inc. Additionally, PivX will be declaring a stock dividend of shares of a newly-formed subsidiary, Homeland Forensics, Inc. The record date has not yet been established but it is expected that each shareholder of PivX Solutions on the record date will receive one share of Homeland Forensics, Inc, for every two shares of PivX Solutions, Inc.

The name change and the dividend will take place upon regulatory approval, expected in late March 2011. In connection with the name change, the management team of PivX will change as well. The new Chairman, President and Chief Executive Officer will be Wen Peng, the current Chief Financial Officer. Jason Coombs will remain a Director of PivX Solutions under its new name, 3Me, Inc. and will also become Chairman and Chief Executive Officer of the new Homeland Forensics Inc. subsidiary. Upon conclusion of the stock dividend the subsidiary will become an independent spin-out company with the same initial shareholders as the parent company along with a minority ownership interest that will be retained by PivX Solutions.

"The core value of PivX Solutions is our intellectual property and our social networks" said Jason Coombs. "By forming a subsidiary spin-out for Homeland Forensics, Inc. instead of adopting this one brand as the new corporate name we position the company and our shareholders to benefit from a perpetual intellectual property research and development machine that can spin-out an unlimited number of new ideas and new technologies in the future."

"3Me will integrate three forms of media to build new brands and spin out successful ones like Homeland Forensics. We plan on combining the strength of the Internet, television and direct mail to maximize brand development ad spending" said Wen Peng. "Our goal is to get cash flow positive quickly. We believe we can leverage relationships around the world to consolidate ad purchases in a new and exciting way. Our business model requires very little infrastructure, and we are completely focused on creating shareholder value. By forming a subsidiary company and issuing a stock dividend we set the stage for a potential IPO of our most successful brands and technologies."

PivX Solutions is also relocating its headquarters from Dargaville, New Zealand back to Newport Beach, California, the original home of PivX and the location of the majority of the company's shareholders. After the stock dividend is recorded with the transfer agent, each PivX shareholder can contact the transfer agent to receive delivery of a paper share certificate for shares of Homeland Forensics, Inc. at their own expense. No action is required on the part of PivX shareholders in connection with the stock dividend, and it is not mandatory for shareholders to obtain paper certificates in order to remain owners of shares in the independent Homeland Forensics, Inc. spin-out company.

About PivX Solutions, Inc.

PivX Solutions, Inc. has developed a variety of information security and digital forensics products and intellectual properties, including specialized computer communications equipment, computers, data storage devices and recordable media designed for use in data communications, data processing, and data storage applications that are sensitive to security or forensics. These lines of business and intellectual properties have become the basis of a new spin-out company known as Homeland Forensics and the company is now working on commercializing its next-generation of brands and global media properties.

The company has adopted a new corporate name for its exciting future: 3Me, Inc.

PivX Solutions, Inc. is quoted on the Pink Sheets under ticker symbol PIVX.

Additional information on PivX, including past news releases, is available at www.pivx.com and www.3me.tv

CONTACT: PivX Solutions, Inc. Wen Peng, at 949-999-2702

USA: +1.949.999.2702
New Zealand: +64.21.313615
P.O. Box 335, Dargaville, New Zealand 0340 http://www.homelandforensics.com http://www.pivx.com http://www.3me.tv

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, acceptance of the Company's current and future products and services in the marketplace, the ability of the Company to develop effective new products, competitive factors, dependence upon third-party vendors, and other risks. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.